                         AMERITRANS CAPITAL CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

=============                                                  ==============
   Number                                                          Shares

    ACC-
=============                                                  ==============
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
This Certifies that                                            CUSIP 03073H108



is the owner of
--------------------------------------------------------------------------------


        FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001
                          EACH OF THE COMMON STOCK OF

======================= AMERITRANS CAPITAL CORPORATION =========================

transferables the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar

         Witness the seal of the Corporation and the facsimile signature its duly authorized officers.

Dated:______________

/s/ Gary C. Granoff           [CORPORATE SEAL]          /s/ Margaret Chance
-------------------                                     -------------------
PRESIDENT                                               SECRETARY
================================================================================
COUNTERSIGNEE:
              CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                                              TRANSFER AGENT
                                              AND REGISTRAR


_____________________
AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM - as tenants in common
            TEN ENT - as tenants by the entireties
            JT TEN  - as joint tenant with right of
                      survivorship and not as tenants
                      in common

            UNIF GIFT MIN ACT - _______ Custodian ________
                                under Uniform Gifts to Minors
                                Act _______________
                                        (State)

Additional abbreviations may also be used though not in the above list:

                         AMERITRANS CAPITAL CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
|                                    |
|                                    |
|                                    |
 ------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________ shares of the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of sbustitution in the premises.

Dated ___________________


                _________________________________________________________
                The signature to this assignment must correspond with the
    Notice: name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

_________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVES SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15